MAXIM SERIES FUND, INC.

         Maxim Money Market Portfolio                         Maxim INVESCO ADR Portfolio
         Maxim Loomis Sayles Corporate Bond Portfolio         Maxim INVESCO Balanced Portfolio
         Maxim U.S. Government Securities Portfolio

         Maxim Ariel MidCap Value Portfolio                   Maxim INVESCO Small-Cap Growth Portfolio

         Aggressive Profile I Portfolio                       Moderately Aggressive Profile I Portfolio
         Moderate Profile I Portfolio                         Moderately Conservative Profile I Portfolio
         Conservative Profile I Portfolio


                               (the "Portfolios")
                                ----------------
                             8515 East Orchard Road
                           Greenwood Village, CO 80111
                                (800) 338 - 4015

This Prospectus describes twelve Portfolios of Maxim Series Fund, Inc. (the "Fund"). Six are "Equity Portfolios," five are "Debt Portfolios" (including the Money Market Portfolio) and one is a "Balanced Portfolio." GW Capital Management, LLC ("GW Capital Management"), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company, serves as investment adviser to each of the Portfolios. Several of the Portfolios are managed on a day-to-day basis by "Sub-Advisers" hired by GW Capital Management.

Each Portfolio operates as a separate mutual fund and has its own investment objectives and strategies. The Fund, however, is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the Portfolios directly.

This Prospectus contains important information about each Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

                      The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.
                             Any representation to the contrary is a criminal
offense.

                   The date of this Prospectus is May 1, 2001.

                                    CONTENTS

The Portfolios at a Glance .....................................................
         Maxim Money Market Portfolio
         Maxim Bond Portfolios
         Maxim Small-Cap Portfolio
         Maxim MidCap Portfolio
         Maxim Foreign Equity Portfolio
         Maxim Balanced Portfolio
         Maxim Profile Portfolios

Fees and Expenses...............................................................

Examples........................................................................

More Information About the Portfolios
 ................................................................................
         The Equity Portfolios
         The Debt Portfolios
         The Money Market Portfolio
         The Balanced Portfolio

Other Investment Practices .....................................................

Management of the Portfolios....................................................

Important Information About Your Investment.....................................

Financial Highlights.................................................

                           THE PORTFOLIOS AT A GLANCE

The following information about each Portfolio is only a summary of important information you should know. More detailed information about the Portfolios' investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in any of the Portfolios.

THE MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

o Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies.  This Portfolio will:

o Invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

o Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. ("Moody's) or Standard & Poor's Corporation ("S&P") (or unrated securities of comparable quality).

o        Invest in securities which are only denominated in U.S. dollars.

The principal investment risks for this Portfolio include:

Possible loss of money
o You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchase by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk
o The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater is interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk
o A money market instrument's value can be affected by changes in its credit quality rating or its issuer's financial conditions. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio's income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Portfolio's securities carry this guarantee; some are guaranteed only the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks
o When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.


Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]

1991     5.80%
1992     3.49%
1993     2.81%
1994     3.80%
1995     5.62%
1996     5.04%
1997     5.24%
1998     5.15%
1999     4.81%
2000     6.07%

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.56% (quarter ending March, 1991) and the lowest return for a quarter was 0.67% (quarter ending September, 1993).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2000:

                                            One Year       Five Years        Ten Years
Maxim Money Market Portfolio                6.07%             5.26%             4.78%

Yield
Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2000, the Money Market Portfolio's 7-day yield and its effective yield were:

                                         7-Day Yield       Effective Yield
Maxim Money Market Portfolio                6.13%               6.32%


MAXIM BOND PORTFOLIOS

Maxim U.S. Government Securities Portfolio

The investment objective of this Portfolio is to:

o Seek the highest level of return consistent with preservation of capital and substantial credit protection.

Principal investment strategies.   This Portfolio will:

o Invest primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Focus on relative value of the security by analyzing the current and expected level of interest rates, and current and historical asset yields versus treasury yields.

o Invest in private mortgage pass-through securities and collateralized mortgage obligations (CMOs). CMOs may be issued by private issuers and collateralized by securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

o Invest in U.S. Treasury bills, notes or bonds or in certificates (which are fully backed by the U.S. Government) representing individual interests in pools of these types of U.S. Treasury securities.

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.
o An issuer may default on its obligation to pay principal and/or interest.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance for the last ten calendar years. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[Object Omitted]

1991     14.34%
1992     8.94%
1993     9.35%
1994     -3.20%
1995     16.09%
1996     3.92%
1997     8.51%
1998     7.24%
1999     0.30%
2000     10.58%

During the periods shown in the chart for the Maxim U.S. Government Securities Portfolio , the highest return for a quarter was 5.20% (quarter ending June, 1995) and the lowest return for a quarter was -2.70% (quarter ending March,
1994).

The average annual total return for one year, five years, and ten years for the period ended December 31, 2000:


                                                One Year               Five Years           Ten Years
Maxim U.S. Government
Securities Portfolio                             10.58%                  6.05%                7.46%
Lehman Aggregate Bond Index                      11.63%                  6.46%                7.96%
Lehman Intermediate Government/Mortgage
Index                                            11.02%                  6.77%                7.70%
Merrill Lynch Mortgage Index                     11.25%                  6.91%                7.92%

The Lehman Government/Mortgage Index is comprised of U.S. Government issued securities and agency issued fixed-rate mortgage-backed pass-through securities, excluding special programs. The Merrill Lynch Mortgage Index is comprised of fixed-rate mortgage pass-through securities issued by FNMA, FHLMC, and GNMA. It includes 30-year, 15-year mortgage pass-through securities as well as balloon securities. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Maxim Loomis Sayles Corporate Bond Portfolio
(Sub-Adviser:  Loomis, Sayles & Company, L.P.)
---------------------------------------------

The investment objective of this Portfolio is to:

o Seek high total investment return through a combination of current income and capital appreciation.

Principal investment strategies.   This Portfolio will:

o Invest primarily in corporate debt securities of any maturity.

o Focus on good relative value based on the credit outlook of the issuer, good structural fit within the objectives and constraints of the Portfolio, and maximum total return potential.

o Invest up to 20% of its total assets in preferred stock.

o Invest up to 20% of its total assets in foreign securities; however, securities of Canadian issuers are not subject to this 20% limitation.

o Invest up to 35% of its total assets in securities of below investment grade quality ("high yield/high risk" or "junk" bonds).

The principal investment risks for this Portfolio include:

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligation to pay principal and/or interest.

o Junk bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a result, the total return and yield of a junk bond can be expected to fluctuate more than the total return and yield of high quality bonds and the potential loss is significantly greater.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Preferred Stock Risk

o Preferred stocks are subject to interest rate risk and credit risk. The value of these stocks will tend to fall in response to a general increase in interest rates and rise in value in response to a general decline in interest rates. In addition, the value of these stocks will vary in response to changes in the credit rating of the issuing corporation.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]

1995     30.19%
1996     10.35%
1997     12.70%
1998     3.43%
1999     4.87%
2000     4.60%

During the periods shown in the chart for the Maxim Loomis Sayles Corporate Bond Portfolio, the highest return for a quarter was 9.94% (quarter ending June, 1995) and the lowest return for a quarter was -5.01% (quarter ending September,
1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim Loomis Sayles Corporate Bond
Portfolio                                         4.60%               7.14%           10.11%
Merrill Lynch Intermediate
Government/Corporate Index                       11.91%               6.28%            8.17%

The inception date for the Maxim Loomis Sayles Corporate Bond Portfolio was November 1, 1994. The Merrill Lynch Intermediate Government/Corporate Index is comprised of Government issued bonds and investment-grade or better, dollar-denominated, publicly-issued corporate bonds with 1-10 years remaining until maturity.

MAXIM SMALL-CAP PORTFOLIO

Maxim INVESCO Small-Cap Growth Portfolio
(Sub-Adviser: INVESCO Funds Group, Inc.)
----------------------------------------

The investment objective of this Portfolio is to:

o        Seek long-term capital growth.

Principal investment strategies.   This Portfolio will:

o Invest primarily in a diversified group of equity securities of emerging growth companies with market capitalizations of $2 billion or less at the time of purchase.

o Invest up to 35% of total assets in equity securities of companies with market capitalizations in excess of $2 billion.

o Identify companies believed to have favorable opportunities for capital appreciation within their industry grouping and invest in these companies when they:
o      are determined to be in the developing stages of their life cycle, and
o      have demonstrated, or are expected to achieve, long-term earnings growth.

o Invest up to 25% of its total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Small Company Risk
o The stocks of small companies often involve more risk and volatility than those of larger companies. Because small companies are often dependent on a small number of products and have limited financial resources, they may be severely affected by economic changes, business cycles and adverse market conditions. In addition, there is generally less publicly available information concerning small companies upon which to base an investment decision.

Growth Stock Risk
o Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments often result.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. This is particularly true of small companies.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2000 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[Object Omitted]

1995     31.79%
1996     26.73%
1997     18.70%
1998     17.62%
1999     80.78%
2000     -12.38%

During the periods shown in the chart for the Maxim INVESCO Small-Cap Growth Portfolio, the highest return for a quarter was 50.98% (quarter ending December, 1999) and the lowest return for a quarter was -19.66% (quarter ending December,
2000).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim INVESCO Small-Cap
Growth Portfolio                                 -12.38%             22.89%           23.78%
Russell 2000 Index                               -3.02%              10.31%           12.54%

The inception date for the Maxim INVESCO Small-Cap Growth Portfolio was November 1, 1994.
The Russell 2000 Index is list compiled by the Frank Russell Company and is a measure of the bottom two-thirds of the top 3000 market-capitalized, publicly traded, domestic common stocks.

MAXIM MIDCAP PORTFOLIO

Maxim Ariel MidCap Value Portfolio
(Sub-Adviser:  Ariel Capital Management, Inc.)
-----------------------------------

The investment objective of this Portfolio is to:

o        Seek long-term capital appreciation.

Principal investment strategies.   This Portfolio will:

o Invest primarily in equity securities of mid-cap companies.

o Emphasize issuers that are believed to be undervalued but demonstrate a strong potential for growth. In this connection the Portfolio will focus on issuers with market capitalization between approximately $200 million and $5 billion.

The Portfolio also currently observes the following operating policies:

o Actively seeking investment in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with a poor environment record.

o Not investing in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The principal investment risks for this Portfolio include:

Mid-Cap Company Risk
o The stocks of medium sized companies often involve more risk and volatility than those of larger companies.

Value  Stock Risk
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriate priced.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year
[Object Omitted]

1995     26.50%
1996     5.96%
1997     12.95%
1998     33.77%
1999     0.26%
2000     18.69%

During the periods shown in the chart for the Maxim Ariel MidCap Value Portfolio, the highest return for a quarter was 34.61% (quarter ending December, 1998) and the lowest return for a quarter was -15.01% (quarter ending September,
1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                      Since
                                                  One Year          Five Years      Inception
Maxim Ariel MidCap Value Portfolio                 18.69%             13.75%          15.07%
Russell MidCap Index                               8.25%              15.41%          14.50%

The inception date for the Maxim Ariel MidCap Value Portfolio was January 3,
1994.
The Russell MidCap Index is a list of the bottom 800 companies of the top 1000 from the Russell 1000 Index, a list compiled by the Frank Russell Company of the top 1000 U.S. companies by market capitalization. The bottom 800 companies represent approximately 35% of the total market capitalization value of the Russell 1000.

MAXIM FOREIGN EQUITY PORTFOLIO

Maxim INVESCO ADR Portfolio
(Sub-Adviser: INVESCO Global Asset Management (N.A.), Inc.)
---------------------------

The investment objective of this Portfolio is to:

o Seek high total return through capital appreciation and current income, while reducing risk through diversification.

Principal investment strategies.   This Portfolio will:

o Invest primarily in foreign securities that are issued in the form of American Depository Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission ("SEC") and traded in the U.S.

o Select stocks in the Portfolio from approximately 2,200 large and medium-sized capitalization foreign companies.

o Analyze potential investments through computer analysis which compares current stock price to measures such as:
o        book value,
o        historical return on equity,
o        company's ability to reinvest capital,
o        dividends, and
o        dividend growth.

The principal investment risks for this Portfolio include:

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]

1995     15.48%
1996     21.17%
1997     12.08%
1998     10.64%
1999     22.67%
2000     -10.16%

During the periods shown in the chart for the Maxim INVESCO ADR Portfolio, the highest return for a quarter was 21,53% (quarter ending December, 1999) and the lowest return for a quarter was -16.88% (quarter ending September, 1998).

The average annual total return for one year, five years and since inception of the Portfolio for the period ended December 31, 2000:

                                                                                  Since Inception
                                                One Year           Five Years
Maxim INVESCO ADR Portfolio                      -10.16%             10.61%           10.88%
MSCI EAFE Index                                  -13.92%              7.45%            7.13%

The inception date for the Maxim INVESCO ADR Portfolio was November 1, 1994. The MSCI EAFE Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

MAXIM BALANCED PORTFOLIO

Maxim INVESCO Balanced Portfolio  (Sub-Adviser: INVESCO Funds Group, Inc.)

The investment objective of this Portfolio is to:

o Seek high total return through capital appreciation and current income.

Principal investment strategies.   This  Portfolio will:

o Invest in a combination of common stocks and fixed income securities, including preferred stocks, convertible securities and bonds.

o Invest normally a majority of its total assets in common stocks and approximately one-third of its assets in investment grade debt securities.

o In selecting equity securities, the Portfolio will:
o  seek to identify companies with better-than-average earnings growth potential
o seek to identify companies within industries identified as well-positioned for the current and expected economic climate
o  consider dividend payout records
o seek to identify companies traded on national stock exchanges or in the over-the counter markets; however, securities traded on regional or foreign exchanges may also be included.

o Invest up to 25% of total assets in foreign securities; however, securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation.

The principal investment risks for this Portfolio include:

Stock Market Risk
o Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Market risk may affect a single company, industry sector of the economy or the market as a whole.

Issuer Risk
o The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Foreign Risk
o Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments and can perform differently than the U.S. market. As a result, foreign securities subject the Portfolio to greater risk of potential loss than U.S. securities.

Interest Rate Risk
o The market value of a debt security is affected significantly by changes in interest rates. When interest rates rise, the security's market value declines and when interest rates decline, market value rises. The longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield.

Credit Risk
o A bond's value can also be affected by changes in its credit quality rating or its issuer's financial conditions.

o An issuer may default on its obligation to pay principal and/or interest.

Portfolio Turnover Risk
o The portfolio turnover rate for this Portfolio in 2000 was in excess of 100%. High portfolio turnover rates generally result in higher transaction costs (which are borne directly by the Portfolio).

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Portfolio Performance Data
The bar chart and table below provide an indication of the risk of investment in the Portfolio. The bar chart shows the Portfolio's performance in each full calendar year since inception. The table shows how the Portfolio's average annual total return compared to the performance of a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[Object Omitted]

1997     26.10%
1998     18.42%
1999     16.74%
2000     -2.00%

During the periods shown in the chart for the Maxim INVESCO Balanced Portfolio, the highest return for a quarter was 17.03% (quarter ending June, 1997) and the lowest return for a quarter was -7.47% (quarter ending December, 2000).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                      Since
                                                  One Year          Inception
Maxim INVESCO Balanced Portfolio                   -2.00%             14.67%
S&P 500 Index                                      -9.10%             18.32%
Lehman Intermediate Government/ Corporate
Index                                              10.12%             6.84%
Lipper Balanced Index                              2.39%              12.14%

The inception date for the Maxim INVESCO Balanced Portfolio was October 1, 1996. The S&P 500 Index is comprised of the stocks that make up the S&P 500 that trade on the NYSE, the AMEX, or in NASDAQ over-the-counter market. It is generally acknowledged that the S&P 500 broadly represents the performance of publicly traded common stocks in the United States. The Lehman Intermediate Government/Corporate Bond Index is comprised of U.S. Government issued and investment-grade or better, dollar-denominated, publicly issued corporate bonds with 1-10 years remaining until maturity. The Lipper Balanced Index is comprised of the mutual funds covered by the Lipper Survey of Mutual Funds that invest in a mix of equity and debt securities as a primary investment objective. The Lipper Balanced Index measures the average performance of the funds included over various time periods.

MAXIM PROFILE PORTFOLIOS

There are five separate Maxim Profile I Portfolios (collectively, the "Profile Portfolios"). Each Profile Portfolio provides an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance, investment horizon and personal objectives. Each Profile Portfolio pursues its investment objective by investing exclusively in other mutual funds (the "Underlying Portfolios"), including mutual funds that are not affiliated with Maxim Series Fund.

The investment objective for each Profile Portfolio is to:

Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments.

Moderately Aggressive Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios that emphasize equity investments, and to a lesser degree, in Underlying Portfolios that emphasize fixed income investments.

Moderate Profile
o Seek long-term capital appreciation primarily through investments in Underlying Portfolios with a relatively equal emphasis on equity and fixed income investments.

Moderately Conservative Profile
o Seek capital appreciation primarily through investments in Underlying Portfolios that emphasize fixed income investments, and to a lesser degree, in Underlying Portfolios that emphasize equity investments.

Conservative Profile
o Seek capital preservation primarily through investments in Underlying Portfolios that emphasize fixed income investments.

The principal investment strategies for each Profile Portfolio are to:

o Invest in Underlying Portfolios according to an asset allocation program designed to meet an investor's risk tolerance, investment time horizons and personal objectives.

Following is an illustration of each Profile Portfolio according to its emphasis on income, growth of capital and risk of principal:

Profile Portfolio                   Income                    Growth of Capital         Risk of Principal
-----------------                   --------                  -----------------         -----------------
Aggressive Profile                  Low                       High                      High
Moderately Aggressive Profile       Low                       High to Medium            High
Moderate Profile                    Medium                    Medium to High            Medium
Moderately Conservative Profile     Medium to High            Low to Medium             Medium
Conservative Profile                High                      Low                       Low

o Maintain different allocations of equity and fixed income Underlying Portfolios with varying degrees of potential investment risk and reward.

o Select asset allocations and Underlying Portfolios to provide investors with five diversified, distinct options that meet a wide array of investor needs.

o Automatically rebalance each Profile Portfolio's holdings of Underlying Portfolios quarterly to maintain the appropriate asset allocation as well as the appropriate selection of Underlying Portfolios. Rebalancing occurs on the 20th of February, May, August and November (unless that day is not a business day in which case rebalancing will be effected on the next business day after the 20th). Rebalancing involves selling shares of one Underlying Portfolio and purchasing shares of another Underlying Portfolio.

The following chart describes the asset allocation ranges for each Profile
Portfolio:

======= ======================== ================= ================ ============= =============== ===============
        Asset Class              Conservative      Moderately       Moderate      Moderately      Aggressive
                                                   Conservative                   Aggressive
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  E     International            0-10%             5-25%            5-25%         10-30%          15-35%

  Q
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  U     Small-Cap                0-10%             0-10%            0-20%         0-20%           10-30%

  I
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  T     MidCap                   0-10%             0-20%            5-25%         10-30%          20-40%
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  Y     Large-Cap                15-35%            15-35%           20-40%        25-45%          15-35%
-------
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  D     Bond                     30-50%            20-40%           5-25%         5-25%           0-10%

  E
        ------------------------ ----------------- ---------------- ------------- --------------- ---------------
  B     Short-Term Bond          25-45%            10-30%           5-25%         0-10%           0-10%

  T
======= ======================== ================= ================ ============= =============== ===============

GW Capital Management, the investment adviser, uses a proprietary investment process for selecting the Underlying Portfolios in which the Profile Portfolios invest. In accordance with its investment process, GW Capital Management may add new Underlying Portfolios or replace existing Underlying Portfolios. Changes in Underlying Portfolios, if deemed necessary by GW Capital Management, will only be made on a rebalancing date. Before each rebalancing date, GW Capital Management reviews the current Underlying Portfolios to determine if they continue to be appropriate in light of the objectives of the Profile Portfolios and researches and analyzes a myriad of mutual funds within each asset category to determine whether they would be suitable investments for the Profile Portfolios. GW Capital Management examines various factors relating to existing and potential Underlying Portfolios including performance records over various time periods, Morningstar ratings, fees and expenses, asset size and managerial style.
Each Profile Portfolio may invest 0% to 100% of its assets in Underlying Portfolios that are advised by GW Capital Management.

In order to give you a better understanding of the types of Underlying Portfolios that fall within a particular asset category, the table below lists some Underlying Portfolios, divided by asset category, in which the Profile Portfolios may invest. While the Profile Portfolios may invest in these Underlying Portfolios, the table is not intended to be a comprehensive listing of all Underlying Portfolios available for investment and is included only as an example. The Underlying Portfolios listed in the table are advised by GW Capital Management. The Profile Portfolios may also invest in Underlying Portfolios that are not advised by GW Capital Management.

Short-Term Bond                                      Bond
oMaxim Short-Term Maturity Bond Portfolio            oMaxim Bond Index Portfolio
                                                     oMaxim Loomis Sayles Corporate Bond Portfolio
                                                     oMaxim U.S. Government Securities Portfolio
                                                     oMaxim U.S. Government Mortgage Securities Portfolio
                                                     oMaxim  Global Bond Portfolio

International Equity                                 Mid-Cap Equity
oMaxim Templeton International Equity Portfolio      oMaxim Ariel MidCap Value Portfolio
oMaxim INVESCO ADR Portfolio                         oMaxim Index 400 Portfolio
oMaxim Index European Portfolio                      oMaxim T. Rowe Price MidCap Growth Portfolio
oMaxim Index Pacific Portfolio

Large-Cap Equity                                        Small-Cap Equity
oMaxim Founders Growth & Income Portfolio               oMaxim Ariel Small Cap Value Portfolio
(formerly the Maxim Founders Blue Chip Portfolio)       oMaxim Index 600 Portfolio
oMaxim Value Index Portfolio                            oMaxim Loomis Sayles Small-Cap Value Portfolio
oMaxim Stock Index Portfolio                            oMaxim INVESCO Small-Cap Growth Portfolio
oMaxim Growth Index Portfolio                           oMaxim T. Rowe Price Equity/Income Portfolio

The principal investment risks for the Profile Portfolios include:

Risks Associated with Underlying Portfolios
o Since each Profile Portfolio invests directly in the Underlying Portfolios, all risks associated with the eligible Underlying Portfolios apply to the Profile Portfolios which invest in them.

o Changes in the net asset values of each Underlying Portfolio affect the net asset values of the Profile Portfolios invested in them. As a result, over the long-term the Profile Portfolios' ability to meet their investment objective will depend on the ability of the Underlying Portfolios to meet their own investment objectives.

o For the Aggressive, Moderately Aggressive and Moderate Profile Portfolios, the primary risks are the same as those associated with equity securities. Secondary risks are the same as those associated with debt securities.

o For the Moderately Conservative and Conservative Profile Portfolios, the primary risks are the same as those associated with debt securities. Secondary risks are the same as those associated with equity securities.

Possible Loss of Money
o When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

In addition, investors should be aware that in addition to fees directly associated with a Profile Portfolio, they will also indirectly bear the fees of the Underlying Portfolios.

Portfolio Performance Data for the Profile I Portfolios
The information below provides some indication of the risk of investment in the Profile I Portfolios by comparing the Portfolios' performance to a broad based securities market index. The bar chart shows each Profile I Portfolio's performance in each full calendar year since inception. The table shows how each Profile I Portfolio's average annual total return compared to a broad based securities market index. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of each Profile I Portfolio's recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Each Profile I Portfolio had previously compared its return to the Lipper Balanced Index. Each Profile I Portfolio now compares its return to the Wilshire 5000 Index plus at least one other index such as the Lehman Aggregate Bond Index or the MSI EAFE Index. The new securities market indexes better represent the market sectors (and the types of securities) in which the Profile I Portfolios may invest.

Year-by-Year

Aggressive Profile I Portfolio

[Object Omitted]
1998     14.84%
1999     21.83%
2000     -6.82%

During the periods shown in the chart for the Aggressive Profile I Portfolio, the highest return for a quarter was 21.85% (quarter ending December, 1998) and the lowest return for a quarter was -15.87% (quarter ending September, 1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Aggressive Profile I Portfolio             -6.82%               9.35%
Wilshire 5000 Index                              -11.37%              8.43%
MSCI EAFE Index                                  -13.92%              9.68%

The inception date for the Maxim Aggressive Profile I Portfolio was September 9, 1997.
The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally.

Moderately Aggressive Profile I Portfolio

[Object Omitted]
1998     12.54%
1999     22.05%
2000     -4.34%

During the periods shown in the chart for the Moderately Aggressive I Profile Portfolio, the highest return for a quarter was 17.35% (quarter ending December, 1998) and the lowest return for a quarter was -13.70% (quarter ending September,
1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Moderately Aggressive Profile I
Portfolio                                        -4.34%               9.72%
Wilshire 5000 Index                              -11.37%              9.68%
MSCI EAFE Index                                  -13.92%              6.86%
Lehman Aggregate Bond Index                      11.63%               7.08%

The inception date for the Maxim Moderately Aggressive Profile I Portfolio was September 9, 1997. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Moderate Profile I Portfolio
[Object Omitted]
1998     11.41%
1999     16.43%
2000     -1.38%

During the periods shown in the chart for the Moderate Profile I Portfolio, the highest return for a quarter was 13.87% (quarter ending December, 1998) and the lowest return for a quarter was -10.76% (quarter ending September, 1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Moderate Profile I Portfolio               -1.38%               8.52%
Wilshire 5000 Index                              -11.37%              9.68%
MSCI EAFE Index                                  -13.92%              6.86%
Lehman Aggregate Bond Index                      11.63%               7.08%

The inception date for the Maxim Moderate Profile I Portfolio was September 9, 1997.
The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Moderately Conservative Profile I Portfolio
[Object Omitted]
1998     9.75%
1999     8.34%
2000     -0.12%

During the periods shown in the chart for the Moderately Conservative Profile I Portfolio, the highest return for a quarter was 9.13% (quarter ending December, 1998) and the lowest return for a quarter was -6.86% (quarter ending September,
1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Moderately Conservative Profile I
Portfolio                                        -0.12%               6.02%
Wilshire 5000 Index                              -11.37%              9.68%
MSCI EAFE Index                                  -13.92%              6.86%
Lehman Aggregate Bond Index                      11.63%               7.08%

The inception date for the Maxim Moderately Conservative Profile I Portfolio was September 9, 1997. The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization. The Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index is comprised of approximately 1600 separate equity issues listed on exchanges in twenty-two different countries. The index is designed to represent the performance of the international equity market generally. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

Conservative Profile I Portfolio
[Object Omitted]
1998     8.25%
1999     4.86%
2000     5.86%

During the periods shown in the chart for the Conservative Profile I Portfolio, the highest return for a quarter was 4.50% (quarter ending December, 1998) and the lowest return for a quarter was -1.76% (quarter ending September, 1998).

The average annual total return for one year and since inception of the Portfolio for the period ended December 31, 2000:

                                                                 Since Inception
                                                One Year
Maxim Conservative Profile I Portfolio
                                                  5.86%               6.80%
Wilshire 5000 Index                              -11.37%              8.43%
Lehman Aggregate Bond Index                      11.63%               7.08%

The inception date for the Maxim Conservative Profile I Portfolio was September 9, 1997.
The Wilshire 5000 Index is a broad-based market value weighted benchmark that measures the performance of all U.S.-headquartered, actively traded common stocks traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ over-the-counter market and accounts for 92% of total U.S. market capitalization.. The Lehman Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities having a final maturity of greater than one year that are traded on U.S. financial markets.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.1

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Load Imposed on Purchases......................................... NONE
Sales Load Imposed on Reinvested  Dividends............................. NONE
Deferred Sales Load......................................................NONE
Redemption Fees..........................................................NONE
Exchange Fees............................................................NONE

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

------------------------------ ------------------ -------------------- -----------------------
                                     Maxim            Maxim U.S.        Maxim Loomis Sayles
                                     Money            Government           Corporate Bond
                                    Market             Securities
------------------------------ ------------------ -------------------- -----------------------
------------------------------ ------------------ -------------------- -----------------------
Management Fees                      0.46%               0.60%                 0.90%
------------------------------ ------------------ -------------------- -----------------------
------------------------------ ------------------ -------------------- -----------------------
Distribution (12b-1) Fees            NONE                NONE                   NONE
------------------------------ ------------------ -------------------- -----------------------
------------------------------ ------------------ -------------------- -----------------------
Other Expenses                       0.00%               0.00%                 0.00%
------------------------------ ------------------ -------------------- -----------------------
------------------------------ ------------------ -------------------- -----------------------
Total Annual Portfolio
Operating Expenses                   0.46%               0.60%                 0.90%
------------------------------ ------------------ -------------------- -----------------------

------------------------------ ---------------- ------------- --------------- ----------------
                                Maxim INVESCO      Maxim          Maxim         Maxim Ariel
                                     ADR          INVESCO        INVESCO       MidCap Value
                                                  Balanced      Small-Cap
                                                                  Growth
------------------------------ ---------------- ------------- --------------- ----------------
------------------------------ ---------------- ------------- --------------- ----------------
Management Fees                     1.00%          1.00%          0.95%            0.95%
------------------------------ ---------------- ------------- --------------- ----------------
------------------------------ ---------------- ------------- --------------- ----------------
Distribution (12b-1) Fees           NONE            NONE           NONE            NONE
------------------------------ ---------------- ------------- --------------- ----------------
------------------------------ ---------------- ------------- --------------- ----------------
Other Expenses                      0.14%          0.00%          0.08%            0.24%
------------------------------ ---------------- ------------- --------------- ----------------
------------------------------ ---------------- ------------- --------------- ----------------
Total Annual Portfolio
Operating Expenses                  1.14%          1.00%          1.03%            1.19%
------------------------------ ---------------- ------------- --------------- ----------------

------------------------------ ---------------- ----------------- -------------- --------------- --------------
                                    Maxim            Maxim            Maxim          Maxim           Maxim
                                 Aggressive        Moderately       Moderate       Moderately    Conservative
                                  Profile I        Aggressive       Profile I     Conservative     Profile I
                                                   Profile I                       Profile I
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Management Fees                     0.25%            0.25%            0.25%          0.25%           0.25%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Distribution (12b-1) Fees           NONE              NONE            NONE            NONE           NONE
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Other Expenses                      0.00%            0.00%            0.00%          0.00%           0.00%
------------------------------ ---------------- ----------------- -------------- --------------- --------------
------------------------------ ---------------- ----------------- -------------- --------------- --------------
Total Annual Portfolio
Operating Expenses                 0.25%2            0.25%2          0.25%2          0.25%2         0.25%2
------------------------------ ---------------- ----------------- -------------- --------------- --------------

1 Investors who purchase the Portfolios through variable insurance contracts will be subject to additional fees and charges at the contract level which are not disclosed in this Prospectus. 2 Each Profile I Portfolio (collectively, "Profile Portfolios") will invest in shares of Underlying Portfolios. Therefore, each Profile Portfolio will, in addition to its own expenses such as management fees, bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Profile Portfolio will be reduced by the Underlying Portfolio's expenses. As of the date of this prospectus, the range of expenses expected to be incurred in connection with each Profile Portfolio's investments in Underlying Portfolios is: Maxim Aggressive Profile I - 0.94% to 1.45%; Maxim Moderately Aggressive Profile I - 0.90% to 1.38%; Maxim Moderate Profile I - 0.88% to 1.34%; Maxim Moderately Conservative Profile I - 0.86% to 1.29%; Maxim Conservative Profile I - 0.81% to 1.21%. This information is provided as a weighted-average range of the expense ratios since the average assets of each Profile Portfolio invested in Underlying Portfolios will fluctuate. The total expense ratios may be higher or lower depending on the allocation of a Profile Portfolio's assets among Underlying Portfolios and the actual expenses of the Underlying Portfolios.

                                    Examples

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses are the amount show in the fee table and remain the same for the years shown.

               Portfolio                         1 Year          3 Years         5 Years          10 Years
Maxim Money Market                                 $47            $149             $261            $593
Maxim U.S. Government Securities                   $62            $194             $340            $774
Maxim Loomis Sayles Corporate Bond                 $92            $291             $510            $1,160
Maxim INVESCO ADR                                  $117           $368             $646            $1,470
Maxim INVESCO Balanced                             $103           $323             $566            $1,289
Maxim Ariel MidCap Value                           $122           $385             $674            $1,534
Maxim INVESCO Small-Cap Growth                     $106           $333             $583            $1,328
Maxim Aggressive Profile I                         $26            $81              $141            $322
Maxim Moderately Aggressive Profile I              $26            $81              $141            $322
Maxim Moderate Profile I                           $26            $81              $141            $322
Maxim Moderately Conservative Profile I            $26            $81              $141            $322
Maxim Conservative Profile I                       $26            $81              $141            $322

                      MORE INFORMATION ABOUT THE PORTFOLIOS

               -----------------------------------------------------------------
               Some of the Portfolios are managed by sub-advisers which manage other mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Portfolios are not otherwise directly related to any other mutual funds. Consequently, the investment performance of other mutual funds and any similarly-named Portfolio may differ substantially.

               -----------------------------------------------------------------

Each Portfolio follows a distinct set of investment strategies. Six Portfolios are considered to be "Equity Portfolios" because they invest primarily in equity securities (mostly common stocks). Five Portfolios (including the Money Market Portfolio) are considered to be "Debt Portfolios" because they invest primarily in debt securities (mostly bonds). One Portfolio is considered to be a "Balanced Portfolio" because its principal investment strategy is to invest in a mix of debt and equity securities. All percentage limitations relating to the Portfolios' investment strategies are applied at the time a Portfolio acquires a security.

Equity Portfolios

Each of the Equity Portfolios will normally invest at least 65% of its assets in equity securities. Therefore, as an investor in an Equity Portfolio, the return on your investment will be based primarily on the risks and rewards of equity securities. The Equity Portfolios include:

         o Maxim INVESCO Small-Cap Value Portfolio              o Maxim Ariel MidCap Value Portfolio
         o Maxim INVESCO ADR Portfolio                          o Aggressive Profile I Portfolio
         o Moderate Profile I Portfolio                         o Moderately Aggressive Profile I Portfolio

Common stocks represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends. The value of a company's stock may fall as a result of factors which directly relate to that company, such as lower demand for the company's products or services or poor management decisions. A stock's value may also fall because of economic conditions which affect many companies, such as increases in production costs. The value of a company's stock may also be affected by changes in financial market conditions that are not directly related to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in company's financial condition or progress.

As a general matter, other types of equity securities are subject to many of the same risks as common stocks.

The Equity Portfolios may invest in common stocks and other equity securities of U.S. and foreign companies, though only the Maxim INVESCO ADR Portfolio will pursue investments in foreign securities as a principal investment strategy. Equity investments in foreign companies present special risks and other considerations - these are discussed below under "Foreign Securities" on page .

The Equity Portfolios may invest in money market instruments and other types of debt securities, either as a cash reserve or for other appropriate reasons. Debt securities are discussed below under "Debt Portfolios." Each Portfolio may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page xx.

The Aggressive Profile I, Moderately Aggressive Profile I and Moderate Profile I Portfolios are considered "Equity Portfolios" because they invest primarily in Underlying Portfolios that emphasize equity investments. However, these Profile Portfolios invest in Underlying Portfolios that invest in debt securities and, therefore, to that extent are subject to the risks and rewards associated with debt securities. As well, to the extent an Underlying Portfolio invests in derivatives, a Profile Portfolio investing in that portfolio would also be exposed to the risks and rewards associated with derivative transactions.

Small and Medium Size Companies
Companies that are small or unseasoned (less then 3 years of operating history) are more likely not to survive or accomplish their goals with the result that the value of their stock could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources.

Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger companies resulting in more volatility in the price of their securities. As well, the securities of small or unseasoned companies may not have wide marketability. This fact could cause a Portfolio to lose money if it needs to sell the securities when there are few interested buyers. Small or unseasoned companies also normally have fewer outstanding shares than larger companies. As a result, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. Finally, there may be less public information available about small or unseasoned companies. As a result, a Sub-Adviser when making a decision to purchase a security for a Portfolio may not be aware of some problems associated with the company issuing the security.

Debt Portfolios

Each of the Debt Portfolios will normally invest at least 65% of its assets in debt securities. Therefore, as an investor in Debt Portfolios, the return on your investment will be based primarily on the risks and rewards of debt securities. Debt securities include money market instruments, bonds, securities issued by the U.S. Government and its agencies, including mortgage pass-through securities and collateralized mortgage obligations issued by both government agency and private issuers. The Debt Portfolios include:

         o  Maxim Loomis Sayles Corporate Bond Portfolio      o  Maxim U.S. Government Securities Portfolio
         o  Moderately Conservative Profile I Portfolio       o  Conservative Profile I Portfolio
         o  Maxim Money Market Portfolio

Debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds. This sensitivity to interest rates is also referred to as "interest rate risk."

Debt obligations are rated based on their estimated credit risks by independent services such as S&P and Moody's. "Credit risk" relates to the issuer's ability to make payments of principal and interest when due.

The lower a bond's quality, the more it is subject to credit risk and interest rate risk and the more speculative it becomes.

Investment grade securities are those rated in one of the four highest rating categories by S&P or Moody's or, if unrated, are judged to be of comparable quality. Debt securities rated in the fourth highest rating categories by S&P or Moody's and unrated securities of comparable quality are viewed as having adequate capacity for payment of principal and interest, but do involve a higher degree of risk than that associated with investments in the higher rating categories. Money market instruments are short-term debt securities of the highest investment grade quality. They are discussed separately below under "Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies."

Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." These securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. It is, therefore, possible that these types of factors could in certain instances, reduce the value of securities held with a commensurate effect on share value. The following Portfolios may invest in below investment grade debt securities: Maxim Loomis Sayles Corporate Bond, Maxim INVESCO Small-Cap Growth, Moderately Conservative Profile I and Conservative Profile I Portfolios.

The Debt Portfolios may invest in debt securities of U.S. and foreign issuers. Investments in foreign securities present special risks and other considerations
- these are discussed below under "Foreign Securities" on page .

While the Debt Portfolios intend to principally invest in debt securities, they may make other types of investments. For example, some of the Debt Portfolios may invest a portion of their assets in equity securities. Equity securities are discussed above under "Equity Portfolios." Each of the Debt Portfolios (except the Maxim Money Market, Moderately Conservative Profile I and Conservative Profile I Portfolios) may invest in derivatives in order to hedge against market risk or reduce interest rate or credit risk. Derivatives are discussed below under "Derivatives" on page .

Money Market Portfolio, Money Market Instruments and Temporary Investment Strategies

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers' acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody's Investor Services, Inc. or Standard & Poor's Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government securities or securities subject to certain types of guarantees.

Temporary Investment Strategies
In addition to the Maxim Money Market Portfolio, the other Portfolios each may hold cash or cash equivalents and may invest in money market instruments as deemed appropriate by GW Capital Management or the Portfolio's sub-adviser. Each non-Money Market Portfolio may invest up to 100% of its assets in money market instruments as deemed necessary by GW Capital Management, or the Portfolio's sub-adviser, for temporary defensive purposes to respond to adverse market, economic or political conditions, or as a cash reserve. Should a Portfolio take this action, it may not achieve its investment objective.

Balanced Portfolio

The Maxim INVESCO Balanced Portfolio's principal investment strategy is to invest in both debt securities and equity securities. As such, the Portfolio will be subject primarily to the risks discussed above under "Equity Securities" and "Debt Securities". The Maxim INVESCO Balanced Portfolio is required to invest at least 50% of its assets in equity securities and at least 25% in debt securities. However, the Portfolio's day-to-day investment allocation mix among equity and debt securities will be determined by the Sub-Adviser based on the Sub-Adviser's perception of prevailing market conditions and risks. By investing in both debt and equity securities, it is anticipated that the Portfolio will generally be less volatile than the overall market.

The Maxim INVESCO Balanced Portfolio has the flexibility to invest up to 25% of its assets in foreign securities. Investments in foreign securities present special risks and other considerations; these are discussed below under "Foreign Securities" at page ______. Similar to the Equity Funds, this Portfolio may also engage in various types of "derivative" transactions to protect the value of its investments. Risks associated with derivative transactions are discussed in "Derivatives" below at page ____.

                           OTHER INVESTMENT PRACTICES

Foreign Securities

The Maxim INVESCO ADR Portfolio pursues investment in foreign securities as its principal investment strategy. Therefore, as an investor in this Portfolio, the return on your investment will be based substantially on the rewards and risks relating to foreign investment. However, many of the other Portfolios may, in a manner consistent with their respective investment objective and policies, invest in foreign securities. Accordingly, as an investor in these Portfolios, you also should be aware of the risks associated with foreign securities investments.

Debt and equity securities of foreign companies and governments generally have the same risk characteristics as those issued by the U.S. government and U.S. companies. In addition, foreign investments present other risks and considerations not presented by U.S. investments. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars due to unfavorable currency exchange rates.

Investments in foreign securities also subject a Portfolio to the adverse political or economic conditions of the foreign country. These risks increase in the case of "emerging market" countries which are more likely to be politically and economically unstable. Foreign countries, especially emerging market countries, may prevent or delay a Portfolio from selling its investments and taking money out of the country. In addition, foreign securities may not be as liquid as U.S. securities which could result in a Portfolio being unable to sell its investments in a timely manner. Foreign countries, especially emerging market countries, also have less stringent investor protection, disclosure and accounting standards than the U.S. As a result, there is generally less publicly available information about foreign companies than U.S. companies.

As noted, the Maxim INVESCO ADR Portfolio has substantial exposure to foreign markets since this Portfolio invests primarily in securities of foreign issuers. The other Portfolios which may invest in foreign securities have some exposure to foreign markets. This exposure will be minimized to the extent these Portfolios invest primarily in securities of U.S. issuers.

ADRs are negotiable certificates, issued by a U.S. depository bank, which represent an ownership interest in shares of non-U.S. companies that are being held by a U.S. depository bank. Each ADR may represent one ordinary share (or a fraction or multiple of an ordinary share) on deposit at the depository bank. The foreign shares held by the depository bank are known as American Depository Shares (ADSs). Although there is a technical distinction between ADRs and ADSs, market participants often use the two terms interchangeably. ADRs are traded freely on U.S. exchanges or in the U.S. over-the-counter market. ADRs can be issued under different types of ADR programs, and, as a result, some ADRs may not be registered with the SEC.

ADRs are a convenient alternative to direct purchases of shares on foreign stock exchanges. Although they offer investment characteristics that are virtually identical to the underlying ordinary shares, they are often as easy to trade as stocks of U.S. domiciled companies. A high level of geographic and industry diversification can be achieved using ADRs, with all transactions and dividends being in U.S. dollars and annual reports and shareholder literature printed in English.

Derivatives

Each Portfolio, other than the Maxim Money Market and Profile Portfolios, can use various techniques to increase or decrease its exposure to changing security prices, currency exchange rates, or other factors that affect security values. These techniques are also referred to as "derivative" transactions.

Derivatives are financial instruments designed to achieve a certain economic result when an underlying security, index, interest rate, commodity, or other financial instrument moves in price. Derivatives may be used by the Portfolios to hedge investments or manage interest or currency-sensitive assets. The Index Portfolios may purchase and sell derivative instruments (futures contracts on the Benchmark Index and options thereon) as part of their principal investment strategy. The other non-Index Portfolios which may enter into derivative transactions will do so only to protect the value of its investments and not for speculative purposes. Derivatives can, however, subject a Portfolio to various levels of risk. There are four basic derivative products: forward contracts, futures contracts, options and swaps.

Forward contracts commit the parties to buy or sell an asset at a time in the future at a price determined when the transaction is initiated. They are the predominant means of hedging currency or commodity exposures. Futures contracts are similar to forwards but differ in that (1) they are traded through regulated exchanges, and (2) are "marked to market" daily.

Options differ from forwards and futures in that the buyer has no obligation to perform under the contract. The buyer pays a fee, called a premium, to the seller, who is called a writer. The writer gets to keep the premium in any event but must deliver (in the context of the type of option) at the buyer's demand. Caps and floors are specialized options which enable floating-rate borrowers and lenders to reduce their exposure to interest rate swings for a fee.

A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as defined by the parties.

Derivatives involve special risks. If GW Capital Management or a sub-adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Thus, it is possible for a Portfolio to lose more than its original investment in a derivatives transactions. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Derivative transactions may not always be available and/or may be infeasible to use due to the associated costs.

Other Risk Factors Associated with the Portfolios

As a mutual fund, each Portfolio is subject to market risk. The value of a Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolios' investment limitations and more detailed information about their investment practices are contained in the Statement of Additional Information.

                          MANAGEMENT OF THE PORTFOLIOS

GW Capital Management provides investment advisory, accounting and administrative services to the Fund. GW Capital Management's address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GW Capital Management provides investment management services for mutual funds and other investment portfolios representing assets of over $5.7 billion. GW Capital Management and its affiliates have been providing investment management services since 1969.

The management fee paid to GW Capital Management is as follows:

                      Portfolio                                   Percentage of Average Net Assets
Maxim Money Market                                                             0.46%
Maxim U.S. Government Securities                                               0.60%
Maxim Loomis Sayles Corporate Bond                                             0.90%
Maxim INVESCO ADR                                                              1.00%
Maxim INVESCO Balanced                                                         1.00%
Maxim Ariel MidCap Value                                                       0.95%
Maxim INVESCO Small-Cap Growth                                                 0.95%
Aggressive Profile I                                                           0.25%
Moderately Aggressive Profile I                                                0.25%
Moderate Profile I                                                             0.25%
Moderately Conservative I                                                      0.25%
Conservative Profile I                                                         0.25%

For those Portfolios that are `directly' advised by GW Capital Management (i.e., without the assistance of a sub-adviser), namely the Maxim Money Market, Maxim U.S. Government Securities and the Profile Portfolios, GW Capital Management uses teams of professionals to manage the assets of those Portfolios. Each Portfolio has a separate team and all of the members of the team are jointly and primarily responsible for the day-to-day management of their respective Portfolios. The teams meet regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for a Portfolio as they see fit, guided by the Portfolio's investment objective and strategy.

Sub-Advisers

For some of the Portfolios, GW Capital Management has entered into an agreement with a sub-adviser. This means that the sub-adviser is responsible for the daily management of the Portfolio and for making decisions to buy, sell or hold any particular security. Each sub-adviser's management activities are subject to review and supervision by GW Capital Management and the Board of Directors of the Fund. Each sub-adviser bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio. GW Capital Management, in turn, pays sub-advisory fees to each sub-adviser for its services.

Loomis Sayles & Company, L.P                            Ariel Capital Management, Inc.
----------------------------                            ------------------------------
Maxim Looms Sayles Corporate Bond Portfolio             Maxim Ariel MidCap Value Portfolio

INVESCO Funds Group, Inc.                               INVESCO Global Asset Management (N.A.)
-------------------------                               --------------------------------------
Maxim INVESCO Small-Cap Growth Portfolio                Maxim INVESCO ADR Portfolio
Maxim INVESCO Balanced Portfolio

Following is additional information about each sub-adviser:

INVESCO Funds Group, Inc. ("INVESCO") is a Delaware corporation and an indirect wholly-owned subsidiary of AMVESCAP PLC. INVESCO is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 7800 E. Union Avenue, Denver, Colorado, 80237.

The day-to-day management of the Maxim INVESCO Small-Cap Growth Portfolio is provided by Stacie Cowell. Ms. Cowell is the portfolio manager of the Maxim INVESCO Small-Cap Growth Portfolio and INVESCO Small Company Growth Fund (since
1997); portfolio manager and vice president (since 1996) of INVESCO. Formerly, Ms. Cowell was senior equity analyst with Founders Asset Management; and was capital markets and trading analyst with Chase Manhattan Bank in New York.

The day-to-day management of the Maxim INVESCO Balanced Portfolio is provided by the following members of INVESCO's Equity Income and Fixed Income teams: Donovan
J. (Jerry) Paul, Charles P. Mayer and Peter M. Lovell. Mr. Lovell is the lead portfolio manager of the Portfolio and the INVESCO Balanced Fund (since 2000). Mr. Lovell previously was co-portfolio manager of the INVESCO Balanced Fund and the Maxim INVESCO Balanced Portfolio (1998 to 2000), an equity analyst with INVESCO's Equity Income team (1996-1999), an equity assistant with INVESCO's investment division (1994-1996) and co-financial consultant with Merrill Lynch (1992-1994). Mr. Mayer is a co-portfolio manager of the Portfolio, INVESCO Equity Income Fund, Inc., INVESCO VIF-Equity Income Fund and the INVESCO Balanced Fund. Mr. Mayer began his investment career in 1969 and is now senior vice president of INVESCO; from 1993 to 1994, he was a vice president of INVESCO. From 1984 to 1993, he was a portfolio manager with Westinghouse Pension. Mr. Paul focuses on the fixed income investments for the Portfolio. Since 1994, he has also served as co-portfolio manager for the Portfolio and the INVESCO Balanced Portfolio; portfolio manager of INVESCO Select Income Fund, INVESCO High Yield Fund, and INVESCO VIF-High Yield Portfolio; co-portfolio manager of INVESCO Equity Income Fund, INVESCO VIF- Equity Income Fund and INVESCO Tax-Free Bond Fund; portfolio manager and senior vice president of INVESCO. Formerly, Mr. Paul was Senior Vice President and Director of Fixed-Income Research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe and Farnham Inc., and President (1993 to 1994) of Quixote Investment Management, Inc.

INVESCO Global Asset Management (N.A.), Inc. ("IGAM"), is a Delaware corporation and a wholly owned subsidiary of INVESCO. IGAM is registered as an Investment Adviser with the Securities and Exchange Commission. Its principal business address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

The day-to-day manager of the Maxim INVESCO ADR Portfolio is W. Lindsay Davidson, who also serves as portfolio manager for the INVESCO ADR International Equity Management Fund. Mr. Davidson has been with INVESCO PLC since 1984 and in 1989 he assumed responsibility for global and international portfolios. Mr. Davidson began his investment career in 1974 and previously worked for both insurance and reinsurance companies in England. He holds an M.A. (Honours) degree in Economics from Edinburgh University.

Ariel Capital Management, Inc. (Ariel) is a privately held minority-owned money manager registered with the Securities and Exchange Commission as an investment adviser. It is an Illinois corporation with its principal business address at 307 North Michigan Avenue, Chicago, Illinois 60601.

The day-to-day manager for the Maxim Ariel MidCap Value Portfolio is Eric T. McKissack, CFA - - B.S. in Management and Architecture, Massachusetts Institute of Technology and MBA, University of California at Berkley. Mr. McKissack's business experience during the past five years is as Vice Chairman and Co-Chief Investment, Ariel Capital Management and Portfolio Manager, Ariel Appreciation Fund.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a Delaware limited partnership, registered as an investment adviser with the Securities and Exchange Commission. Its principal business address is One Financial Center, Boston, Massachusetts 02111.

The day-to-day manager of the Maxim Loomis Sayles Corporate Bond Portfolio is Daniel J. Fuss, Executive Vice President of Loomis Sayles who also serves as the fund manager of the Loomis Sayles Bond Fund. Mr. Fuss has served as the portfolio manager of the Loomis Sayles Bond Fund since its inception in 1991.

                   IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolios
Shares of the Portfolios are not for sale directly to the public. Currently, the Portfolios' shares are sold only to separate accounts of Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolios may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of a Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of each Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

How to Exchange Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

o        You can request an exchange in writing or by telephone.
o        Written requests should be submitted to:
         8505 East Orchard Road, 401(k) Operations Department
         Greenwood Village, CO 80111.
o        The form should be signed by the account owner(s) and include the following information:
(1)      the name of the account
(2)      the account number
(3)      the name of the Portfolio from which  the shares of which are to be sold
(4)      the dollar amount or number of shares to be exchanged
(5)      the name of the Portfolio(s) in which new shares will be purchased; and
(6)      the signature(s) of the person(s) authorized to effect exchanges in the account.
o        You can request an exchange by telephoning 1-800-338-4015.
o    A Portfolio may refuse exchange purchases by any person or group if, in GW
     Capital Management's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

o We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
o If an account has more than one owner of record, we may rely on the instructions of any one owner. o Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
o We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to verify the identity of the investor, such as requesting personal identification numbers (PINs) and other information.
o All telephone calls will be recorded and we have adopted other procedures to confirm that telephone instructions are genuine.
During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

Share Price
The transaction price for buying, selling, or exchanging a Portfolio's shares is the net asset value of that Portfolio. Each Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the NAV is calculated may differ. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form.

The net asset value of the Maxim Money Market Portfolio is determined by using the amortized cost method of valuation. Net asset value is based on the market value of the securities in the Portfolio. Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost. If market prices are not available or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) , that security may be valued by another method that the Board of Directors of the Fund believes accurately reflects fair value.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Dividends and Capital Gains Distributions
Each Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

o The Maxim Money Market Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
o The Maxim U.S. Government Securities Portfolio ordinarily distributes dividends from net investment income quarterly.
o The Maxim INVESCO Balanced, Maxim Ariel MidCap Value, Maxim INVESCO Small-Cap Growth, Maxim Loomis Sayles Corporate Bond and all Profile Portfolios ordinarily distribute dividends semi-annually.
o The Maxim INVESCO ADR Portfolio ordinarily distributes dividends annually. o All of the Portfolios generally distribute capital gains, if any, in December.

Tax Consequences
The Portfolios are not currently separate taxable entities. It is possible a Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in any one of the Portfolios depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes. Dividends and interest received by the Portfolios on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports
The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of each Fund will receive a report containing a summary of the Fund's performance and other information.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial history for the past five years, or, if shorter, the period of each Portfolio's operations. Certain information reflects financial results for a single Portfolio share. Total returns in the following tables represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by Deloitte & Touche LLP, independent auditors, whose reports, along with the Fund's financial statements, are included in the Fund's Annual Report. A free copy of the Annual Report is available upon request.



MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                                  Year Ended December 31,
                                              -------------------------------------------------------------------------------------
                                              -------------------------------------------------------------------------------------
                                                  2000              1999              1998              1997             1996
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------


Net Asset Value, Beginning of Period        $        1.0005   $        1.0005   $        1.0007  $         1.0007  $        1.0007

Income from Investment Operations

Net investment income                                0.0590            0.0471            0.0505            0.0512           0.0493
Net realized loss                                    0.0000            0.0000           (0.0002)
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Total Income From
     Investment Operations                           0.0590            0.0471            0.0503            0.0512           0.0493
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Less Distributions

From net investment income                          (0.0590)          (0.0471)          (0.0505)          (0.0512)         (0.0493)
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Total Distributions                                 (0.0590)          (0.0471)          (0.0505)          (0.0512)         (0.0493)
                                              --------------    --------------    --------------   ---------------   --------------
                                              --------------    --------------    --------------   ---------------   --------------

Net Asset Value, End of Period              $        1.0005   $        1.0005   $        1.0005  $         1.0007  $        1.0007
                                              ==============    ==============    ==============   ===============   ==============
                                              ==============    ==============    ==============   ===============   ==============


Total Return/Yield                                    6.07%             4.81%             5.15%             5.24%            5.04%

Net Assets, End of Period                   $   718,263,754   $   722,697,255   $   619,416,664  $    453,155,210  $   396,453,188

Ratio of Expenses to
Average Net Assets                                    0.46%             0.46%             0.46%             0.46%            0.46%

Ratio of Net Investment Income to
Average Net Assets                                    5.93%             4.73%             5.05%             5.14%            4.99%





U.S. GOVERNMENT SECURITIES PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                               Year Ended December 31,
                                            -------------------------------------------------------------------------------
                                            -------------------------------------------------------------------------------
                                                2000            1999             1998            1997             1996
                                            -------------   --------------   -------------   --------------   -------------
                                            -------------   --------------   -------------   --------------   -------------


Net Asset Value, Beginning of Period      $       1.0459  $        1.1049  $       1.0918  $        1.0738  $       1.1001

Income from Investment Operations

Net investment income                             0.0675           0.0630          0.0646           0.0707          0.0675
Net realized and unrealized gain (loss)           0.0398          (0.0600)         0.0126           0.0180         (0.0263)
                                            -------------   --------------   -------------   --------------   -------------
                                            -------------   --------------   -------------   --------------   -------------

Total Income From
     Investment Operations                        0.1073           0.0030          0.0772           0.0887          0.0412
                                            -------------   --------------   -------------   --------------   -------------
                                            -------------   --------------   -------------   --------------   -------------

Less Distributions

From net investment income                       (0.0667)         (0.0620)        (0.0641)         (0.0707)        (0.0675)
                                            -------------   --------------   -------------   --------------   -------------
                                            -------------   --------------   -------------   --------------   -------------

Total Distributions                              (0.0667)         (0.0620)        (0.0641)         (0.0707)        (0.0675)
                                            -------------   --------------   -------------   --------------   -------------
                                            -------------   --------------   -------------   --------------   -------------

Net Asset Value, End of Period            $       1.0865  $        1.0459  $       1.1049  $        1.0918  $       1.0738
                                            =============   ==============   =============   ==============   =============
                                            =============   ==============   =============   ==============   =============


Total Return                                      10.58%            0.30%           7.24%            8.51%           3.92%

Net Assets, End of Period                 $   84,688,097  $    76,591,857  $   78,875,126  $    58,311,917  $   64,077,863

Ratio of Expenses to
Average Net Assets                                 0.60%            0.60%           0.60%            0.60%           0.60%

Ratio of Net Investment Income to
Average Net Assets                                 6.44%            5.83%           5.91%            6.32%           6.22%

Portfolio Turnover Rate                           32.95%           51.82%          56.64%           55.54%         145.02%



INVESCO SMALL-CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                              Year Ended December 31,
                                          ------------------------------------------------------------------------------------
                                          ------------------------------------------------------------------------------------
                                              2000              1999             1998             1997              1996
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------


Net Asset Value, Beginning of Period    $        2.8345  $         1.8506  $        1.5955  $        1.4330  $         1.2734

Income from Investment Operations

Net investment income (loss)                     0.0087           (0.0038)         (0.0048)          0.0009            0.0024
Net realized and unrealized gain (loss)         (0.3141)           1.4263           0.2842           0.2612            0.3380
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Total Income (Loss) From
    Investment Operations                       (0.3054)           1.4225           0.2794           0.2621            0.3404
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Less Distributions

From net investment income                       0.0000            0.0000           0.0000          (0.0009)          (0.0024)
From net realized gains                         (0.3518)          (0.4386)         (0.0243)         (0.0987)          (0.1784)
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Total Distributions                             (0.3518)          (0.4386)         (0.0243)         (0.0996)          (0.1808)
                                          --------------   ---------------   --------------   --------------   ---------------
                                          --------------   ---------------   --------------   --------------   ---------------

Net Asset Value, End of Period          $        2.1773  $         2.8345  $        1.8506  $        1.5955  $         1.4330
                                          ==============   ===============   ==============   ==============   ===============
                                          ==============   ===============   ==============   ==============   ===============


Total Return                                    (12.38%)           80.78%           17.62%           18.70%            26.73%

Net Assets, End of Period               $   210,747,086  $    181,228,671  $    82,115,568  $    62,251,873  $     31,827,778

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                            1.03%             1.09%            1.11%            1.19%             1.46%
- After Reimbursement #                           1.03%             1.07%            1.10%            1.10%             1.10%

Ratio of Net Investment Income (Loss) to                                            -0.03%
Average Net Assets:
- Before Reimbursement                           (0.39%)           (0.36%)          (0.32%)          (0.08%)           (0.11%)
- After Reimbursement #                          (0.39%)           (0.34%)          (0.31%)           0.01%             0.25%

Portfolio Turnover Rate                         132.39%           223.65%          149.15%          174.65%           265.05%


# Percentages are shown net of expenses reimbursed by The Great-West Life
Assurance Company or GW Capital Management, LLC.



INVESCO BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997, and the period ended December 31, 1996 are as follows:

                                              Period Ended December 31,
                                           ------------------------------------------------------------------------------------
                                           ------------------------------------------------------------------------------------
                                                2000             1999             1998             1997              1996
                                           ---------------   --------------   --------------   --------------   ---------------
                                           ---------------   --------------   --------------   --------------   ---------------
                                                                                                                     (A)
Net Asset Value, Beginning of Period     $         1.4158  $        1.4608  $        1.2588  $        1.0408  $         1.0000

Income from Investment Operations

Net investment income                              0.0256           0.0271           0.0289           0.0187            0.0052
Net realized and unrealized gain (loss)           (0.0507)          0.2086           0.2020           0.2518            0.0420
                                           ---------------   --------------   --------------   --------------   ---------------
                                           ---------------   --------------   --------------   --------------   ---------------

Total Income (Loss) From
    Investment Operations                         (0.0251)          0.2357           0.2309           0.2705            0.0472
                                           ---------------   --------------   --------------   --------------   ---------------
                                           ---------------   --------------   --------------   --------------   ---------------

Less Distributions

From net investment income                        (0.0231)         (0.0272)         (0.0289)         (0.0187)          (0.0052)
From net realized gains                           (0.1118)         (0.2535)                          (0.0338)          (0.0012)
                                           ---------------   --------------   --------------   --------------   ---------------
                                           ---------------   --------------   --------------   --------------   ---------------

Total Distributions                               (0.1349)         (0.2807)         (0.0289)         (0.0525)          (0.0064)
                                           ---------------   --------------   --------------   --------------   ---------------
                                           ---------------   --------------   --------------   --------------   ---------------

Net Asset Value, End of Period           $         1.2558  $        1.4158  $        1.4608  $        1.2588  $         1.0408
                                           ===============   ==============   ==============   ==============   ===============
                                           ===============   ==============   ==============   ==============   ===============


Total Return                                       (2.00%)          16.74%           18.42%           26.10%             4.60%

Net Assets, End of Period                $    188,264,808  $   168,657,892  $   175,637,780  $   127,072,586  $     15,987,166

Ratio of Expenses to Average Net Assets             1.00%            1.00%            1.00%            1.00%             1.00% *

Ratio of Net Investment Income to
Average Net Assets                                  2.01%            1.94%            2.18%            2.77%             2.84% *

Portfolio Turnover Rate                           100.83%          119.39%          119.95%          150.57%            17.14%


*Annualized

(A) The portfolio commenced operations on October 1, 1996.



INVESCO ADR PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                             Year Ended December 31,
                                          -----------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------
                                              2000             1999              1998             1997             1996
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------


Net Asset Value, Beginning of Period    $        1.9769  $        1.6252  $         1.4804  $        1.3508  $        1.1255

Income from Investment Operations

Net investment income                            0.0138           0.0061            0.0123           0.0114           0.0112
Net realized and unrealized gain (loss)         (0.2192)          0.3614            0.1453           0.1512           0.2266
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Income (Loss) From
    Investment Operations                       (0.2054)          0.3675            0.1576           0.1626           0.2378
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Less Distributions

From net investment income                      (0.0135)         (0.0057)          (0.0128)         (0.0116)         (0.0112)
From net realized gains                         (0.1544)         (0.0101)                           (0.0214)         (0.0013)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Distributions                             (0.1679)         (0.0158)          (0.0128)         (0.0330)         (0.0125)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Net Asset Value, End of Period          $        1.6036  $        1.9769  $         1.6252  $        1.4804  $        1.3508
                                          ==============   ==============   ===============   ==============   ==============
                                          ==============   ==============   ===============   ==============   ==============


Total Return                                    (10.16%)          22.67%            10.64%           12.08%           21.17%

Net Assets, End of Period               $   114,869,543  $   141,769,982  $     28,296,279  $    16,581,357  $     7,694,858

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                            1.14%            1.16%             1.32%            1.63%            2.29%
- After Reimbursement #                           1.14%            1.14%             1.30%            1.30%            1.33%

Ratio of Net Investment Income to
Average Net Assets:
- Before Reimbursement                            0.85%            0.57%             0.84%            0.69%            0.24%
- After Reimbursement #                           0.85%            0.59%             0.86%            1.02%            1.20%

Portfolio Turnover Rate                          34.39%           22.06%            28.66%           19.56%           15.25%


# Percentages are shown net of expenses reimbursed by The Great-West Life
Assurance Company or GW Capital Management, LLC.


LOOMIS SAYLES CORPORATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                             Year Ended December 31,
                                          -----------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------
                                              2000             1999              1998             1997             1996
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------


Net Asset Value, Beginning of Period    $        1.0643  $        1.1118  $         1.1981  $        1.1618  $        1.1521

Income from Investment Operations

Net investment income                            0.0944           0.0873            0.0838           0.0764           0.0825
Net realized and unrealized gain (loss)         (0.0466)         (0.0344)          (0.0429)          0.0689           0.0324
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Income From
    Investment Operations                        0.0478           0.0529            0.0409           0.1453           0.1149
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Less Distributions

From net investment income                      (0.0858)         (0.0892)          (0.0839)         (0.0762)         (0.0825)
From net realized gains                          0.0000          (0.0112)          (0.0433)         (0.0328)         (0.0227)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Distributions                             (0.0858)         (0.1004)          (0.1272)         (0.1090)         (0.1052)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Net Asset Value, End of Period          $        1.0263  $        1.0643  $         1.1118  $        1.1981  $        1.1618
                                          ==============   ==============   ===============   ==============   ==============
                                          ==============   ==============   ===============   ==============   ==============


Total Return                                      4.60%            4.87%             3.43%           12.70%           10.35%

Net Assets, End of Period               $   178,834,209  $   191,419,344  $    199,386,033  $   158,884,389  $    83,645,029

Ratio of Expenses to
Average Net Assets                                0.90%            0.90%             0.90%            0.90%            0.90%

Ratio of Net Investment Income to
Average Net Assets                                8.72%            7.74%             7.41%            7.14%            7.68%

Portfolio Turnover Rate                          19.52%           28.00%            55.47%           52.69%           40.02%



ARIEL MIDCAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended December 31, 2000, 1999, 1998, 1997 and 1996 are as follows:

                                             Year Ended December 31,
                                          -----------------------------------------------------------------------------------
                                          -----------------------------------------------------------------------------------
                                              2000             1999*            1998             1997             1996
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------


Net Asset Value, Beginning of Period    $        1.5412  $        1.8417  $         1.5532  $        1.4327  $        1.3538

Income from Investment Operations

Net investment income (loss)                     0.0035           0.0115           (0.0092)         (0.0437)         (0.0083)
Net realized and unrealized gain                 0.2779           0.0029            0.5058           0.2257           0.0890
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Income From
     Investment Operations                       0.2814           0.0144            0.4966           0.1820           0.0807
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Less Distributions

From net investment income                      (0.0108)         (0.0115)           0.0000                            0.0000
From net realized gains                         (0.0878)         (0.3034)          (0.2081)         (0.0615)         (0.0018)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Total Distributions                             (0.0986)         (0.3149)          (0.2081)         (0.0615)         (0.0018)
                                          --------------   --------------   ---------------   --------------   --------------
                                          --------------   --------------   ---------------   --------------   --------------

Net Asset Value, End of Period          $        1.7240  $        1.5412  $         1.8417  $        1.5532  $        1.4327
                                          ==============   ==============   ===============   ==============   ==============
                                          ==============   ==============   ===============   ==============   ==============


Total Return                                     18.69%            0.26%            33.77%           12.95%            5.96%

Net Assets, End of Period               $    63,697,051  $    67,498,788  $    317,547,944  $   233,939,911  $   214,710,803

Ratio of Expenses to Average Net Assets:
- Before Reimbursement                            1.19%            1.04%             1.02%            1.06%            1.08%
- After Reimbursement #                           1.10%            1.04%             1.02%            1.06%            1.07%

Ratio of Net Investment Income (Loss) to
Average Net Assets:
- Before Reimbursement                            0.61%            0.36%            (0.64%)          (0.51%)          (0.67%)
- After Reimbursement #                           0.70%            0.36%            (0.64%)          (0.51%)          (0.66%)

Portfolio Turnover Rate                          41.65%          182.75%            87.81%          139.74%           80.31%


*The per share information was computed based on average shares.

# Percentages are shown net of expenses reimbursed by The Great-West Life Assurance Company or GW Capital Management, LLC.




AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                               Period Ended December 31,
                                                           ----------------------------------------------------------------------
                                                           ----------------------------------------------------------------------
                                                                2000               1999              1998              1997
                                                           ---------------    ---------------   ---------------   ---------------
                                                           ---------------    ---------------   ---------------   ---------------
                                                                                                                       (A)
Net Asset Value, Beginning of Period                     $         1.2338   $         1.0794  $         0.9505  $         1.0000

Income from Investment Operations
                                                                                                                          0.0000
Net investment income                                              0.0576             0.0036            0.0060            0.0047
Capital gain distributions received                                0.0271             0.0969            0.0286            0.0712
                                                           ---------------    ---------------   ---------------   ---------------
                                                           ---------------    ---------------   ---------------   ---------------

Total distributions received                                       0.0847             0.1005            0.0346            0.0759

Net realized and unrealized gain (loss) on investments            (0.1662)            0.1346            0.1061           (0.0432)
                                                           ---------------    ---------------   ---------------   ---------------
                                                           ---------------    ---------------   ---------------   ---------------

Total Income (Loss) From Investment Operations                    (0.0815)            0.2351            0.1407            0.0327
                                                           ---------------    ---------------   ---------------   ---------------
                                                           ---------------    ---------------   ---------------   ---------------

Less Distributions

From net investment income                                        (0.0274)           (0.0011)          (0.0111)          (0.0127)
From net realized gains                                           (0.0321)           (0.0796)          (0.0007)          (0.0695)
                                                           ---------------    ---------------   ---------------   ---------------
                                                           ---------------    ---------------   ---------------   ---------------

Total Distributions                                               (0.0595)           (0.0807)          (0.0118)          (0.0822)
                                                           ---------------    ---------------   ---------------   ---------------
                                                           ---------------    ---------------   ---------------   ---------------

Net Asset Value, End of Period                           $         1.0928   $         1.2338  $         1.0794  $         0.9505
                                                           ===============    ===============   ===============   ===============
                                                           ===============    ===============   ===============   ===============

Total Return                                                       (6.82%)            21.83%            14.84%             3.31%

Net Assets, End of Period                                $     27,130,683   $     19,006,974  $      7,608,452  $        697,434

Ratio of Expenses to Average Net Assets                             0.25%              0.25%             0.25%             0.25% *

Ratio of Net Investment Income to
Average Net Assets                                                  0.17%              0.09%             0.97%             2.38% *

Portfolio Turnover Rate                                            91.73%             77.51%            94.75%            59.90%


*Annualized

(A) The portfolio commenced operations on September 9, 1997.



MODERATELY AGGRESSIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                                Period Ended December 31,
                                                             ---------------------------------------------------------------------
                                                             ---------------------------------------------------------------------
                                                                  2000              1999              1998              1997
                                                             ---------------   ---------------   ---------------   ---------------
                                                             ---------------   ---------------   ---------------   ---------------
                                                                                                                        (A)
Net Asset Value, Beginning of Period                       $         1.2182  $         1.0668  $         0.9676  $         1.0000

Income from Investment Operations
                                                                                                                           0.0000
Net investment income                                                0.0555            0.0142            0.0136            0.0075
Capital gain distributions received                                  0.0330            0.0768            0.0284            0.0568
                                                             ---------------   ---------------   ---------------   ---------------
                                                             ---------------   ---------------   ---------------   ---------------

Total distributions received                                         0.0885            0.0910            0.0420            0.0643

Net realized and unrealized gain (loss) on investments              (0.1391)           0.1430            0.0790           (0.0279)
                                                             ---------------   ---------------   ---------------   ---------------
                                                             ---------------   ---------------   ---------------   ---------------

Total Income (Loss) From Investment Operations                      (0.0506)           0.2340            0.1210            0.0364
                                                             ---------------   ---------------   ---------------   ---------------
                                                             ---------------   ---------------   ---------------   ---------------

Less Distributions

From net investment income                                          (0.0350)          (0.0099)          (0.0217)          (0.0141)
From net realized gains                                             (0.0517)          (0.0727)          (0.0001)          (0.0547)
                                                             ---------------   ---------------   ---------------   ---------------
                                                             ---------------   ---------------   ---------------   ---------------

Total Distributions                                                 (0.0867)          (0.0826)          (0.0218)          (0.0688)
                                                             ---------------   ---------------   ---------------   ---------------
                                                             ---------------   ---------------   ---------------   ---------------

Net Asset Value, End of Period                             $         1.0809  $         1.2182  $         1.0668  $         0.9676
                                                             ===============   ===============   ===============   ===============
                                                             ===============   ===============   ===============   ===============

Total Return                                                         (4.34%)           22.05%            12.54%             3.66%

Net Assets, End of Period                                  $     52,878,089  $     36,469,448  $     15,066,086  $      1,630,969

Ratio of Expenses to Average Net Assets                               0.25%             0.25%             0.25%             0.25% *

Ratio of Net Investment Income to
Average Net Assets                                                    1.25%             0.96%             1.80%             4.19% *

Portfolio Turnover Rate                                              74.26%           101.16%           123.12%            41.30%


*Annualized

(A) The portfolio commenced operations on September 9, 1997.




MODERATE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                              Period Ended December 31,
                                                           ---------------------------------------------------------------------
                                                           ---------------------------------------------------------------------
                                                                2000              1999              1998              1997
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------
                                                                                                                      (A)
Net Asset Value, Beginning of Period                     $         1.1251  $         1.0503  $         0.9661  $         1.0000

Income from Investment Operations
                                                                                                                         0.0000
Net investment income                                              0.0570            0.0226            0.0171            0.0090
Capital gain distributions received                                0.0311            0.0706            0.0159            0.0477
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Total distributions received                                       0.0881            0.0932            0.0330            0.0567

Net realized and unrealized gain (loss) on investments            (0.1029)           0.0780            0.0769           (0.0308)
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Total Income (Loss) From Investment Operations                    (0.0148)           0.1712            0.1099            0.0259
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Less Distributions

From net investment income                                        (0.0443)          (0.0182)          (0.0257)          (0.0144)
From net realized gains                                           (0.0244)          (0.0782)           0.0000           (0.0454)
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Total Distributions                                               (0.0687)          (0.0964)          (0.0257)          (0.0598)
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Net Asset Value, End of Period                           $         1.0416  $         1.1251  $         1.0503  $         0.9661
                                                           ===============   ===============   ===============   ===============
                                                           ===============   ===============   ===============   ===============

Total Return                                                       (1.38%)           16.43%            11.41%             2.60%

Net Assets, End of Period                                $     37,808,266  $     27,960,665  $     12,600,896  $      1,044,081

Ratio of Expenses to Average Net Assets                             0.25%             0.25%             0.25%             0.25% *

Ratio of Net Investment Income to
Average Net Assets                                                  2.32%             1.91%             2.27%             5.51% *

Portfolio Turnover Rate                                            76.55%           105.60%           114.39%            31.39%


*Annualized

(A) The portfolio commenced operations on September 9, 1997.



MODERATELY CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                              Period Ended December 31,
                                                           ---------------------------------------------------------------------
                                                           ---------------------------------------------------------------------
                                                                2000              1999              1998              1997
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------
                                                                                                                      (A)
Net Asset Value, Beginning of Period                     $         1.0598  $         1.0470  $         0.9909  $         1.0000

Income from Investment Operations
                                                                                                                         0.0000
Net investment income                                              0.0546            0.0309            0.0266            0.0132
Capital gain distributions received                                0.0413            0.0450            0.0121            0.0182
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Total distributions received                                       0.0959            0.0759            0.0387            0.0314

Net realized and unrealized gain (loss) on investments            (0.0973)           0.0104            0.0576           (0.0085)
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Total Income (Loss) From Investment Operations                    (0.0014)           0.0863            0.0963            0.0229
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Less Distributions

From net investment income                                        (0.0403)          (0.0271)          (0.0398)          (0.0151)
From net realized gains                                           (0.0047)          (0.0464)          (0.0004)          (0.0169)
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Total Distributions                                               (0.0450)          (0.0735)          (0.0402)          (0.0320)
                                                           ---------------   ---------------   ---------------   ---------------
                                                           ---------------   ---------------   ---------------   ---------------

Net Asset Value, End of Period                           $         1.0134  $         1.0598  $         1.0470  $         0.9909
                                                           ===============   ===============   ===============   ===============
                                                           ===============   ===============   ===============   ===============

Total Return                                                       (0.12%)            8.34%             9.75%             2.29%

Net Assets, End of Period                                $     16,131,647  $     13,672,483  $      9,586,577  $        534,975

Ratio of Expenses to Average Net Assets                             0.25%             0.25%             0.25%             0.25% *

Ratio of Net Investment Income to
Average Net Assets                                                  3.19%             2.70%             3.41%             6.02% *

Portfolio Turnover Rate                                            80.88%           116.96%           112.09%            32.97%


*Annualized

(A) The portfolio commenced operations on September 9, 1997.



CONSERVATIVE PROFILE PORTFOLIO
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

Selected data for a share of capital stock of the portfolio for the years ended
December 31, 2000, 1999, 1998, and the period ended December 31, 1997 are as follows:

                                                           Period Ended December 31,
                                                        ------------------------------------------------------------------
                                                        ------------------------------------------------------------------
                                                            2000              1999             1998             1997
                                                        --------------    --------------   --------------   --------------
                                                        --------------    --------------   --------------   --------------
                                                                                                                 (A)
Net Asset Value, Beginning of Period                  $        1.0114   $        1.0301  $        1.0088  $        1.0000

Income from Investment Operations

Net investment income                                          0.0479            0.0428           0.0412           0.0145
Capital gain distributions received                            0.0281            0.0236           0.0149           0.0121
                                                        --------------    --------------   --------------   --------------
                                                        --------------    --------------   --------------   --------------

Total distributions received                                   0.0760            0.0664           0.0561           0.0266

Net realized and unrealized gain (loss) on investments        (0.0177)          (0.0169)          0.0266           0.0094
                                                        --------------    --------------   --------------   --------------
                                                        --------------    --------------   --------------   --------------

Total Income From Investment Operations                        0.0583            0.0495           0.0827           0.0360
                                                        --------------    --------------   --------------   --------------
                                                        --------------    --------------   --------------   --------------

Less Distributions

From net investment income                                    (0.0531)          (0.0406)         (0.0613)         (0.0159)
From net realized gains                                       (0.0044)          (0.0276)         (0.0001)         (0.0113)
                                                        --------------    --------------   --------------   --------------
                                                        --------------    --------------   --------------   --------------

Total Distributions                                           (0.0575)          (0.0682)         (0.0614)         (0.0272)
                                                        --------------    --------------   --------------   --------------
                                                        --------------    --------------   --------------   --------------

Net Asset Value, End of Period                        $        1.0122   $        1.0114  $        1.0301  $        1.0088
                                                        ==============    ==============   ==============   ==============
                                                        ==============    ==============   ==============   ==============

Total Return                                                    5.86%             4.86%            8.25%            3.60%

Net Assets, End of Period                             $    17,421,057   $    17,142,458  $    15,519,563  $       268,416

Ratio of Expenses to Average Net Assets                         0.25%             0.25%            0.25%            0.25% *

Ratio of Net Investment Income to
Average Net Assets                                              4.69%             3.94%            4.81%            8.83% *

Portfolio Turnover Rate                                        63.09%            80.14%           99.16%           25.56%


*Annualized

(A) The portfolio commenced operations on September 9, 1997.






                             ADDITIONAL INFORMATION

The Statement of Additional Information ("SAI") contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about a Fund, call 1-800-338-4015.

The SAI and the  annual  and  semi-annual  reports  are  available  on the SEC's
Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3364.






























                         This prospectus should be read
                       and retained for future reference.